Exhibit 10dd-8

                      EIGHTH AMENDMENT
                             TO
              AMERITECH MID-CAREER PENSION PLAN
  (As Amended and Restated Effective as of January 1, 1989)


     RESOLVED, that pursuant to the authority granted to this Committee, the Ameritech Mid-Career Pension Plan (As
Amended and Restated Effective as of January 1, 1989) (the
"Plan") is hereby amended effective as of January 1, 1995, as follows:


1. To delete Paragraph 8 (a) of Section 4 in its entirety and to substitute the following therefor:

     "(a)      An election of a lump sum payment must be
          filed with the Committee by the later of (i) sixty
          (60) days after the date on which the employee terminates employment with the Participating Companies or (ii) sixty (60) days after the date on which the employee is notified of his right to elect a lump sum under the Plan. A lump sum payment timely elected by an employee shall be paid to him no earlier than ninety (90) days after the date on which the employee terminates employment with the Participating Companies.

          If an employee fails to make a timely election of a lump sum payment, his benefits shall be paid to him, in lump sum form, beginning no earlier than ninety (90) days after the later of (i) the date on which the employee terminates employment with the Participating Companies or (ii) the date on which the Participant is notified of his right to elect a lump sum under the Plan."

2. To delete Paragraphs 8(b), 8(c) and 8(d) of Section 4 in their entirety and to renumber Paragraphs 8(e), 8(f), 8(g), 8(h) and 8(i) of Section 4 as paragraphs
     8(b), 8(c), 8(d), 8(e) and 8(f);

3.   To delete the following phrase from newly renumbered
     Paragraph 8(b) of Section 4: "or, in the case of an employee making an election under Paragraph 8(c) of this Section 4, as of the date the lump sum distribution is made under Paragraph 8(c)."

4. To delete newly renumbered Paragraph 8(c) of Section 4 in its entirety and to substitute the following therefor:

     "(c) An employee may rescind the election of a lump sum distribution at any time up to and including the date as of which the employee could have elected a lump sum payment under Paragraph 8(a) of this
          Section 4."



I, /s/ Harry A. Malone, Secretary of the Ameritech Benefit
     Plan Committee, hereby certify that the foregoing is a
     correct copy of a resolution adopted by the Ameritech
     Benefit Plan Committee on 2/15/95, and that the
     resolution has not been changed or repealed.




                                   /s/ H. A. Malone
                                   Secretary







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